SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 1, 1996


                             Olympus Ventures, Inc.
              (Exact name of registrant as specified in its charter


        Washington                  33-42070                 91-1552419
(State or other jurisdiction     (Commission File           (IRS Employer
    of incorporation)               Number)                    Number)



3418 North Ocean Boulevard, Ft Lauderdale, FL                33308
 (Address of principal executive offices)                  (Zip Code)

Registrant's Telephone No., including area code: (954) 565-9292






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ITEM 4.           Changes in Registrant's Certifying Accountant

                  Effective October 1, 1996, the Company's Board of Directors appointed Lazar, Levine & Company, LLP ("Lazar") as independent auditors to audit the financial statements of the Company for the fiscal year ended June 30, 1996. Lazar was engaged as auditors following the withdrawal of Mr. Audley Gordon ("Gordon"), the auditor of the Company's financial statements for fiscal year up to and including the fiscal year ended June 30, 1995. During Gordon's engagement there were no disagreements with Lazar on any matter of accounting principle or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of Gordon would have caused Lazar to make reference to the subject matter of the disagreement in connection with Gordon's report.

EXHIBIT:          (A)      Letter from Gordon dated November 14, 1996 to the
                           Securities and Exchange Commission

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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                  Dated this 1st day of December, 1996.


                                                         OLYMPUS VENTURES, INC.
                                                           (the "Registrant")



                                                        By:     /s/ Gary Morgan
                                                      Gary Morgan, Chairman and
                                                        Chief Executive Officer


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                   AUDLEY L. GORDON CPA, CHARTERED ACCOUNTANT
                          18 HUMBER AVENUE, MONTEGO BAY
                                  JAMAICA, W.I.
                            TELEPHONE: (809) 952-3143
                            FACSIMILE: (809) 979-7129


                                                              November 14, 1996

Securities and Exchange Commission,
Washington, DC 20549



Gentlemen:


This is to confirm that there were no disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with Olympus Ventures Inc. which if not resolved to my satisfaction would have caused me to make references thereto.

The reason given for the change was location.

Very Truly Yours

/s Audley L. Gordon CPA

Audley L. Gordon CPA


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